UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2010

Annual Repor t

Legg Mason BW

Diversified

Large Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Diversified Large Cap Value Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Diversified Large Cap Value Fund for the reporting period from the Fund’s inception on September 7, 2010 through September 30, 2010.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	David Odenath President

October 29, 2010

Legg Mason BW Diversified Large Cap Value Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Normally, the Fund invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, based on both quantitative and fundamental analysis. The Fund may invest in foreign equity securities, either directly or through depositary receipts.

We firmly believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the large-cap value benchmark. While the Fund is newly launched, we have managed other investment products with substantially similar investment strategies. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces excellent investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. Avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock. Focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Performance review

For the period from the Fund’s inception on September 7, 2010 through September 30, 2010 (the “reporting period”), Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 4.33%. The Fund’s unmanaged benchmark, the Russell 1000 Value Indexi (the “Index”), returned 3.82% over the same time frame. The Lipper Large-Cap Value Funds Category Average1 returned 4.17% for the period from September 2, 2010 through September 30, 2010.

Performance Snapshot as of September 30, 2010
(excluding sales charges) (unaudited)	Since Fund Inception*
Legg Mason BW Diversified Large Cap Value Fund:
Class A	4.33%
Class C	4.33%
Class I	4.42%
Class IS	4.42%
Russell 1000 Value Index	3.82%
Lipper Large-Cap Value Funds Category Average[1]	4.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

*	The Fund’s inception date is September 7, 2010.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated August 20, 2010, the gross total operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.46%, 2.21%, 1.11% and 1.01%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from September 2, 2010 through September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 486 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason BW Diversified Large Cap Value Fund

Fund overview (cont’d)

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. This expense limitation agreement takes into account brokerage commissions paid on purchases and sales of shares of exchange-traded funds. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The Financials sector was the most significant contributor to relative performance for the reporting period as a result of our lack of exposure to certain securities within the Index. Insurance continues to represent nearly half of our overall weight in the Financials sector and was a significant contributor on both an absolute and relative basis. Our overweights to the Consumer Discretionary, Consumer Staples and Industrials Sectors were also contributors to the Fund’s return. In addition, issue selection within these sectors was additive to relative results.

Q. What were the leading detractors from performance?

A. The Fund’s slight underweights to the Energy and Telecommunication Services sectors detracted from relative performance for the period as both sectors outperformed the overall Index. Issue selection within these sectors also had a negative impact on relative performance.

Thank you for your investment in Legg Mason BW Diversified Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment

Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment

Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment

Management, LLC

October 19, 2010

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of September 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (4.4%), AT&T Inc. (4.0%), Chevron Corp. (3.9%), JPMorgan Chase & Co. (3.5%), International Business Machines Corp. (2.7%), ConocoPhillips (2.1%), Wells Fargo & Co. (2.1%), Johnson & Johnson (2.0%), Wal-Mart Stores Inc. (2.0%) and Intel Corp. (1.7%). Please refer to pages 4 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2010 were: Financials (19.2%), Health Care (13.5%), Industrials (11.3%), Consumer Discretionary (11.1%) and Consumer Staples (11.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[1]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 7, 2010 (inception date) and held for the period ended September 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for

comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class A	4.33%	$1,000.00	$1,043.30	1.27%	$0.82	Class A	5.00%	$1,000.00	$1,018.70	1.27%	$6.43
Class C	4.33	1,000.00	1,043.30	2.02	1.30	Class C	5.00	1,000.00	1,014.94	2.02	10.20
Class I	4.42	1,000.00	1,044.20	0.92	0.59	Class I	5.00	1,000.00	1,020.46	0.92	4.66
Class IS	4.42	1,000.00	1,044.20	0.82	0.53	Class IS	5.00	1,000.00	1,020.96	0.82	4.15

[1]	For the period September 7, 2010 (inception date) through September 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (23), then divided by 365.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	3

Fund performance (unaudited)

Average annual total returns†
Without sales charges[1]	Class A	Class C	Class I	Class IS
Inception* through 9/30/10	4.33%	4.33%	4.42%	4.42%

With sales charges[2]	Class A	Class C	Class I	Class IS
Inception* through 9/30/10	-1.65%	3.33%	4.42%	4.42%

Cumulative total returns†
Without sales charges[1]
Class A (Inception date of 9/7/10 through 9/30/10)	4.33%
Class C (Inception date of 9/7/10 through 9/30/10)	4.33
Class I (Inception date of 9/7/10 through 9/30/10)	4.42
Class IS (Inception date of 9/7/10 through 9/30/10)	4.42

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not Annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, I and IS shares is September 7, 2010.

4	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Schedule of investments

September 30, 2010

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.9%
Consumer Discretionary — 11.1%
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	32,100	$1,226,541
Darden Restaurants Inc.	4,100	175,398
Royal Caribbean Cruises Ltd.	6,300	198,639	*
Wyndham Worldwide Corp.	14,900	409,303
Total Hotels, Restaurants & Leisure		2,009,881
Household Durables — 0.7%
D.R. Horton Inc.	8,100	90,072
Mohawk Industries Inc.	2,900	154,570	*
Newell Rubbermaid Inc.	12,100	215,501
Toll Brothers Inc.	4,700	89,394	*
Tupperware Brands Corp.	1,700	77,792
Whirlpool Corp.	2,500	202,400
Total Household Durables		829,729
Leisure Equipment & Products — 0.4%
Hasbro Inc.	6,300	280,413
Mattel Inc.	9,000	211,140
Total Leisure Equipment & Products		491,553
Media — 5.1%
CBS Corp., Class B Shares	49,900	791,414
Comcast Corp., Class A Shares	80,500	1,455,440
DISH Network Corp., Class A Shares	13,700	262,492
News Corp., Class A Shares	63,400	828,004
Omnicom Group Inc.	13,900	548,772
Time Warner Inc.	43,700	1,339,405
Viacom Inc., Class B Shares	27,900	1,009,701
Total Media		6,235,228
Multiline Retail — 1.8%
Big Lots Inc.	2,600	86,450	*
Kohl’s Corp.	7,100	374,028	*
Macy’s Inc.	24,200	558,778
Target Corp.	22,700	1,213,088
Total Multiline Retail		2,232,344
Specialty Retail — 1.2%
AutoZone Inc.	1,100	251,801	*
Gap Inc.	20,000	372,800
RadioShack Corp.	3,500	74,655
Ross Stores Inc.	3,500	191,170
Signet Jewelers Ltd.	2,000	63,480	*
TJX Cos. Inc.	12,600	562,338
Total Specialty Retail		1,516,244
Textiles, Apparel & Luxury Goods — 0.2%
V.F. Corp.	3,600	291,672
Total Consumer Discretionary		13,606,651

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	5

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Consumer Staples — 11.0%
Beverages — 0.3%
Constellation Brands Inc., Class A Shares	6,500	$114,985	*
Molson Coors Brewing Co., Class B Shares	4,300	203,046
Total Beverages		318,031
Food & Staples Retailing — 3.3%
CVS Caremark Corp.	34,100	1,073,127
Kroger Co.	14,800	320,568
Safeway Inc.	9,400	198,904
Wal-Mart Stores Inc.	45,200	2,419,104
Total Food & Staples Retailing		4,011,703
Food Products — 2.8%
Archer-Daniels-Midland Co.	14,800	472,416
Campbell Soup Co.	12,300	439,725
ConAgra Foods Inc.	14,000	307,160
Corn Products International Inc.	2,700	101,250
Del Monte Foods Co.	12,800	167,808
General Mills Inc.	16,100	588,294
Hormel Foods Corp.	3,900	173,940
J.M. Smucker Co.	3,400	205,802
Kellogg Co.	7,800	393,978
Ralcorp Holdings Inc.	1,300	76,024	*
Sara Lee Corp.	25,300	339,779
Tyson Foods Inc., Class A Shares	13,000	208,260
Total Food Products		3,474,436
Household Products — 1.1%
Clorox Co.	6,200	413,912
Energizer Holdings Inc.	1,600	107,568	*
Kimberly-Clark Corp.	13,800	897,690
Total Household Products		1,419,170
Personal Products — 0.1%
Herbalife Ltd.	1,700	102,595
Tobacco — 3.4%
Altria Group Inc.	49,200	1,181,784
Lorillard Inc.	4,800	385,488
Philip Morris International Inc.	36,900	2,067,138
Reynolds American Inc.	8,700	516,693
Total Tobacco		4,151,103
Total Consumer Staples		13,477,038
Energy — 10.4%
Energy Equipment & Services — 1.0%
Dresser-Rand Group Inc.	3,400	125,426	*
Helmerich & Payne Inc.	4,600	186,116
National-Oilwell Varco Inc.	9,700	431,359
Rowan Cos. Inc.	4,900	148,764	*
Weatherford International Ltd.	17,100	292,410	*
Total Energy Equipment & Services		1,184,075

See Notes to Financial Statements.

6	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 9.4%
Apache Corp.	8,400	$821,184
Chevron Corp.	58,200	4,717,110
ConocoPhillips	45,600	2,618,808
Devon Energy Corp.	8,400	543,816
El Paso Corp.	59,100	731,658
Hess Corp.	7,700	455,224
Marathon Oil Corp.	16,400	542,840
Newfield Exploration Co.	2,500	143,600	*
Southern Union Co.	5,300	127,518
Sunoco Inc.	3,400	124,100
Valero Energy Corp.	13,100	229,381
Williams Cos. Inc.	22,600	431,886
Total Oil, Gas & Consumable Fuels		11,487,125
Total Energy		12,671,200
Exchange Traded Funds — 0.7%
iShares Trust — iShares Russell 1000 Value Index Fund	15,400	908,446
Financials — 19.2%
Capital Markets — 1.7%
Ameriprise Financial Inc.	5,800	274,514
Bank of New York Mellon Corp.	28,100	734,253
Goldman Sachs Group Inc.	5,400	780,732
Raymond James Financial Inc.	5,000	126,650
State Street Corp.	5,500	207,130
Total Capital Markets		2,123,279
Commercial Banks — 3.2%
BOK Financial Corp.	1,300	58,669
City National Corp.	1,200	63,684
Comerica Inc.	12,800	475,520
Fifth Third Bancorp	37,700	453,531
Regions Financial Corp.	54,800	398,396
Wells Fargo & Co.	100,400	2,523,052
Total Commercial Banks		3,972,852
Consumer Finance — 0.5%
Capital One Financial Corp.	10,600	419,230
SLM Corp.	18,600	214,830	*
Total Consumer Finance		634,060
Diversified Financial Services — 4.8%
Bank of America Corp.	79,700	1,044,867
JPMorgan Chase & Co.	111,000	4,225,770
Leucadia National Corp.	4,700	111,014	*
Nasdaq OMX Group Inc.	4,700	91,321	*
NYSE Euronext	6,000	171,420
Principal Financial Group Inc.	7,400	191,808
Total Diversified Financial Services		5,836,200
Insurance — 8.8%
ACE Ltd.	7,800	454,350
AFLAC Inc.	17,800	920,438

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	7

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
Alleghany Corp.	24	$7,273	*
Allied World Assurance Holdings Ltd.	1,100	62,249
Allstate Corp.	30,000	946,500
American Financial Group Inc.	6,700	204,886
Arch Capital Group Ltd.	3,600	301,680	*
Assurant Inc.	6,300	256,410
Axis Capital Holdings Ltd.	7,700	253,638
Chubb Corp.	19,200	1,094,208
Cincinnati Financial Corp.	5,900	170,215
Everest Re Group Ltd.	1,300	112,411
HCC Insurance Holdings Inc.	4,100	106,969
Loews Corp.	27,000	1,023,300
Markel Corp.	400	137,836	*
Old Republic International Corp.	8,600	119,110
Progressive Corp.	37,200	776,364
Prudential Financial Inc.	10,800	585,144
Reinsurance Group of America Inc.	2,600	125,554
RenaissanceRe Holdings Ltd.	3,500	209,860
Torchmark Corp.	4,900	260,386
Transatlantic Holdings Inc.	3,900	198,198
Travelers Cos. Inc.	23,300	1,213,930
Unum Group	29,900	662,285
W.R. Berkley Corp.	5,300	143,471
White Mountains Insurance Group Ltd.	500	154,230
XL Group PLC	10,500	227,430
Total Insurance		10,728,325
Thrifts & Mortgage Finance — 0.2%
Hudson City Bancorp Inc.	18,700	229,262
Total Financials		23,523,978
Health Care — 13.5%
Biotechnology — 1.4%
Amgen Inc.	22,200	1,223,442	*
Biogen Idec Inc.	5,600	314,272	*
Cephalon Inc.	1,700	106,148	*
Total Biotechnology		1,643,862
Health Care Equipment & Supplies — 1.0%
Becton, Dickinson & Co.	5,500	407,550
St. Jude Medical Inc.	7,600	298,984	*
Zimmer Holdings Inc.	9,800	512,834	*
Total Health Care Equipment & Supplies		1,219,368
Health Care Providers & Services — 4.7%
Aetna Inc.	12,900	407,769
AmerisourceBergen Corp.	9,400	288,204
Cardinal Health Inc.	8,900	294,056
CIGNA Corp.	8,600	307,708
Community Health Systems Inc.	2,800	86,716	*
Coventry Health Care Inc.	4,500	96,885	*

See Notes to Financial Statements.

8	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Health Care Providers & Services — continued
DaVita Inc.	3,100	$213,993	*
Health Net Inc.	2,900	78,851	*
Humana Inc.	5,300	266,272	*
Kinetic Concepts Inc.	2,300	84,134	*
Laboratory Corporation of America Holdings	3,400	266,662	*
McKesson Corp.	12,500	772,250
Mednax Inc.	600	31,980	*
Omnicare Inc.	3,100	74,028
Patterson Cos. Inc.	2,900	83,085
UnitedHealth Group Inc.	35,500	1,246,405
Universal Health Services Inc., Class B Shares	2,900	112,694
WellPoint Inc.	17,900	1,013,856	*
Total Health Care Providers & Services		5,725,548
Pharmaceuticals — 6.4%
Abbott Laboratories	37,400	1,953,776
Bristol-Myers Squibb Co.	57,500	1,558,825
Eli Lilly & Co.	26,700	975,351
Endo Pharmaceuticals Holdings Inc.	5,000	166,200	*
Forest Laboratories Inc.	13,700	423,741	*
Johnson & Johnson	39,500	2,447,420
Mylan Inc.	13,200	248,292	*
Warner Chilcott PLC, Class A Shares	4,800	107,712
Total Pharmaceuticals		7,881,317
Total Health Care		16,470,095
Industrials — 11.3%
Aerospace & Defense — 2.6%
General Dynamics Corp.	11,200	703,472
Honeywell International Inc.	14,900	654,706
Lockheed Martin Corp.	9,200	655,776
Northrop Grumman Corp.	9,100	551,733
Raytheon Co.	11,500	525,665
Spirit AeroSystems Holdings Inc.	4,100	81,713	*
Total Aerospace & Defense		3,173,065
Airlines — 0.2%
Southwest Airlines Co.	20,500	267,935
Commercial Services & Supplies — 0.1%
Avery Dennison Corp.	1,500	55,680
Pitney Bowes Inc.	3,500	74,830
Total Commercial Services & Supplies		130,510
Construction & Engineering — 0.1%
KBR Inc.	3,600	88,704
URS Corp.	1,300	49,374	*
Total Construction & Engineering		138,078
Electrical Equipment — 0.2%
Cooper Industries PLC	3,100	151,683
Hubbell Inc., Class B Shares	2,100	106,575
Total Electrical Equipment		258,258

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	9

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Industrial Conglomerates — 7.1%
3M Co.	14,300	$1,239,953
General Electric Co.	328,000	5,330,000
United Technologies Corp.	28,800	2,051,424
Total Industrial Conglomerates		8,621,377
Machinery — 0.9%
AGCO Corp.	2,700	105,327	*
Flowserve Corp.	1,700	186,014
ITT Industries Inc.	5,300	248,199
Joy Global Inc.	5,700	400,824
SPX Corp.	1,900	120,232
Total Machinery		1,060,596
Professional Services — 0.1%
Equifax Inc.	4,100	127,920
Total Industrials		13,777,739
Information Technology — 9.2%
Communications Equipment — 0.2%
Harris Corp.	3,700	163,873
Tellabs Inc.	12,800	95,360
Total Communications Equipment		259,233
Computers & Peripherals — 0.6%
Dell Inc.	46,300	600,048	*
Lexmark International Inc., Class A Shares	1,400	62,468	*
Total Computers & Peripherals		662,516
Electronic Equipment, Instruments & Components — 1.1%
Arrow Electronics Inc.	5,100	136,323	*
Avnet Inc.	6,600	178,266	*
Corning Inc.	47,600	870,128
Ingram Micro Inc., Class A Shares	6,000	101,160	*
Molex Inc.	2,600	54,418
Total Electronic Equipment, Instruments & Components		1,340,295
Internet Software & Services — 0.1%
IAC/InterActiveCorp	6,100	160,247	*
IT Services — 3.0%
Alliance Data Systems Corp.	1,200	78,312	*
Fiserv Inc.	3,500	188,370	*
International Business Machines Corp.	24,300	3,259,602
Total System Services Inc.	7,600	115,824
Total IT Services		3,642,108
Semiconductors & Semiconductor Equipment — 2.4%
Intel Corp.	109,800	2,111,454
Lam Research Corp.	2,400	100,440	*
Texas Instruments Inc.	27,600	749,064
Total Semiconductors & Semiconductor Equipment		2,960,958
Software — 1.8%
Broadridge Financial Solutions Inc.	6,000	137,220
CA Inc.	23,300	492,096

See Notes to Financial Statements.

10	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Software — continued
Microsoft Corp.	64,900	$1,589,401
Total Software		2,218,717
Total Information Technology		11,244,074
Materials — 2.4%
Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	17,500	780,850
Eastman Chemical Co.	1,700	125,800
FMC Corp.	3,900	266,799
Huntsman Corp.	5,900	68,204
International Flavors & Fragrances Inc.	2,300	111,596
Lubrizol Corp.	1,900	201,343
RPM International Inc.	5,500	109,560
Scotts Miracle-Gro Co., Class A Shares	1,200	62,076
Valspar Corp.	2,900	92,365
Total Chemicals		1,818,593
Containers & Packaging — 0.6%
Ball Corp.	4,300	253,055
Crown Holdings Inc.	4,400	126,104	*
Greif Inc., Class A Shares	1,300	76,492
Sealed Air Corp.	6,900	155,112
Sonoco Products Co.	2,800	93,632
Total Containers & Packaging		704,395
Metals & Mining — 0.1%
Compass Minerals International Inc.	900	68,958
Reliance Steel & Aluminum Co.	2,200	91,366
Total Metals & Mining		160,324
Paper & Forest Products — 0.2%
Domtar Corp.	1,100	71,038
MeadWestvaco Corp.	7,400	180,412
Total Paper & Forest Products		251,450
Total Materials		2,934,762
Telecommunication Services — 4.1%
Diversified Telecommunication Services — 4.0%
AT&T Inc.	171,200	4,896,320
Wireless Telecommunication Services — 0.1%
Telephone & Data Systems Inc.	3,000	98,400
Total Telecommunication Services		4,994,720
Utilities — 6.0%
Electric Utilities — 2.5%
DPL Inc.	3,300	86,229
Duke Energy Corp.	51,800	917,378
Edison International	13,000	447,070
Entergy Corp.	5,500	420,915
Great Plains Energy Inc.	3,100	58,590
NextEra Energy Inc.	7,000	380,730
Northeast Utilities	3,000	88,710
NV Energy Inc.	10,200	134,130

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	11

Legg Mason BW Diversified Large Cap Value Fund

Security			Shares	Value
Electric Utilities — continued
Pepco Holdings Inc.			5,300	$98,580
Pinnacle West Capital Corp.			3,700	152,699
Progress Energy Inc.			4,000	177,680
Westar Energy Inc.			3,500	84,805
Total Electric Utilities				3,047,516
Gas Utilities — 0.5%
AGL Resources Inc.			3,300	126,588
Atmos Energy Corp.			2,900	84,825
Energen Corp.			3,000	137,160
ONEOK Inc.			4,500	202,680
UGI Corp.			2,500	71,525
Total Gas Utilities				622,778
Independent Power Producers & Energy Traders — 0.1%
Constellation Energy Group Inc.			5,800	186,992
Multi-Utilities — 2.8%
Alliant Energy Corp.			3,000	109,050
CMS Energy Corp.			10,000	180,200
Consolidated Edison Inc.			7,200	347,184
Dominion Resources Inc.			13,600	593,776
DTE Energy Co.			6,600	303,138
Integrys Energy Group Inc.			2,200	114,532
NiSource Inc.			11,900	207,060
OGE Energy Corp.			3,100	123,597
PG&E Corp.			6,300	286,146
Public Service Enterprise Group Inc.			11,700	387,036
SCANA Corp.			2,900	116,928
Sempra Energy			4,500	242,100
TECO Energy Inc.			6,200	107,384
Xcel Energy Inc.			14,000	321,580
Total Multi-Utilities				3,439,711
Water Utilities — 0.1%
American Water Works Co. Inc.			4,000	93,080
Total Utilities				7,390,077
Total Investments before Short-Term Investments (Cost — $116,373,532)				120,998,780

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.9%
Repurchase Agreements — 0.9%
Bank of America repurchase agreement dated 9/30/10; Proceeds at maturity —$1,088,836; (Fully collateralized by U.S. government acency obligation, 0.176% due 8/26/11; Market value — $1,114,509) (Cost — $1,088,832)	0.130%	10/1/10	$1,088,832	1,088,832
Total Investments — 99.8% (Cost — $117,462,364#)				122,087,612
Other Assets in Excess of Liabilities — 0.2%				290,200
Total Net Assets — 100.0%				$122,377,812

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $117,468,077.

See Notes to Financial Statements.

12	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Statement of assets and liabilities

September 30, 2010

Assets:
Investments, at value (Cost — $117,462,364)	$122,087,612
Receivable for securities sold	3,888,272
Dividends and interest receivable	171,354
Receivable for Fund shares sold	143,939
Receivable from investment manager	9,600
Total Assets	126,300,777

Liabilities:
Payable for securities purchased	3,707,119
Payable for Fund shares repurchased	144,873
Payable for offering and organization costs	19,568
Trustees’ fees payable	2,480
Distribution fees payable	81
Accrued expenses	48,844
Total Liabilities	3,922,965
Total Net Assets	$122,377,812

Net Assets:
Par value (Note 6)	$98
Paid-in capital in excess of par value	117,347,457
Undistributed net investment income	199,295
Accumulated net realized gain on investments	205,714
Net unrealized appreciation on investments	4,625,248
Total Net Assets	$122,377,812

Shares Outstanding:
Class A	8,333
Class C	8,333
Class I	8,333
Class IS	9,743,089

Net Asset Value:
Class A (and redemption price)	$12.52
Class C*	$12.52
Class I (and redemption price)	$12.53
Class IS (and redemption price)	$12.53
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.28

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	13

Statement of operations

For the Period Ended September 30, 2010†

Investment Income:
Dividends	$240,193
Interest	878
Total Investment Income	241,071

Expenses:
Investment management fee (Note 2)	56,085
Audit and tax	27,019
Shareholder reports	15,000
Organization fees	10,000
Offering costs	9,568
Custody fees	4,968
Trustees’ fees	2,530
Legal fees	1,265
Transfer agent fees (Note 5)	87
Distribution fees (Notes 2 and 5)	81
Miscellaneous expenses	506
Total Expenses	127,109
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(65,684)
Net Expenses	61,425
Net Investment Income	179,646

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain on Investment Transactions	205,714
Change in Net Unrealized Appreciation (Depreciation) from Investments	4,625,248
Net Gain on Investments	4,830,962
Increase in Net Assets from Operations	$5,010,608

†	For the period September 7, 2010 (inception date) to September 30, 2010.

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Statement of changes in net assets

For the Period Ended September 30,	2010†

Operations:
Net investment income	$179,646
Net realized gain	205,714
Change in net unrealized appreciation (depreciation)	4,625,248
Increase in Net Assets From Operations	5,010,608

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	118,106,886
Cost of shares repurchased	(739,682)
Increase in Net Assets From Fund Share Transactions	117,367,204
Increase in Net Assets	122,377,812

Net Assets:
Beginning of period	—
End of period*	$122,377,812
* Includes undistributed net investment income of:	$199,295

†	For the period September 7, 2010 (inception date) to September 30, 2010.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout the period ended September 30:
Class A Shares[1]	2010[2]

Net asset value, beginning of period	$12.00

Income from operations:
Net investment income	0.02
Net realized and unrealized gain	0.50
Total income from operations	0.52

Net asset value, end of period	$12.52
Total return[3]	4.33%

Net assets, end of period (000s)	$104

Ratios to average net assets:
Gross expenses[4]	2.19%
Net expenses[4,5,6]	1.27
Net investment income[4]	1.98

Portfolio turnover rate	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), interest, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.30%, until December 31, 2011.

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout the period ended September 30:
Class C Shares[1]	2010[2]

Net asset value, beginning of period	$12.00

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.51
Total income from operations	0.52

Net asset value, end of period	$12.52
Total return[3]	4.33%

Net assets, end of period (000s)	$104

Ratios to average net assets:
Gross expenses[4]	2.94%
Net expenses[4,5,6]	2.02
Net investment income[4]	1.23

Portfolio turnover rate	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), interest, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.05%, until December 31, 2011.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	17

For a share of each class of beneficial interest outstanding throughout the period ended September 30:
Class I Shares[1]	2010[2]

Net asset value, beginning of period	$12.00

Income from operations:
Net investment income	0.02
Net realized and unrealized gain	0.51
Total income from operations	0.53

Net asset value, end of period	$12.53
Total return[3]	4.42%

Net assets, end of period (000s)	$105

Ratios to average net assets:
Gross expenses[4]	1.94%
Net expenses[4,5,6]	0.92
Net investment income[4]	2.33

Portfolio turnover rate	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%, until December 31, 2011.

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout the period ended September 30:
Class IS Shares[1]	2010[2]

Net asset value, beginning of period	$ 12.00

Income from operations:
Net investment income	0.02
Net realized and unrealized gain	0.51
Total income from operations	0.53

Net asset value, end of period	$12.53
Total return[3]	4.42%

Net assets, end of period (000s)	$122,063

Ratios to average net assets:
Gross expenses[4]	1.70%
Net expenses[4,5,6]	0.82
Net investment income[4]	2.40

Portfolio turnover rate	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), interest, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.85%, until December 31, 2011. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$120,998,780	—	—	$120,998,780
Short-term investments†	—	$1,088,832	—	1,088,832
Total investments	$120,998,780	$1,088,832	—	$122,087,612

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of

20	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Notes to financial statements (cont’d)

the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Paid-in Capital
(a)	$19,649	$(19,649)

(a)	Reclassifications are primarily due to non-deductible 12b-1 fees and non-deductible organizational costs.

2. Management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s investment adviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	21

Under the management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement, between the Fund and LMPFA, the ratio of expenses other than brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), interest, taxes and extraordinary expenses, to average net assets of the Fund’s Class A, C, I and IS shares will not exceed 1.30%, 2.05%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the period ended September 30, 2010, fees waived and/or expenses reimbursed amounted to $65,684.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at September 30, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and date of expiration as follows:

	Class A	Class C	Class I	Class IS

Expires September 30, 2013	$59	$11	$66	$65,500
Fee waivers/expense reimbursements subject to recapture	$59	$11	$66	$65,500

For the period ended September 30, 2010, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended September 30, 2010, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended September 30, 2010.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

22	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Notes to financial statements (cont’d)

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2010, Legg Mason and its affiliates owned 100% of the Fund.

3. Investments

During the period ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$122,956,377
Sales	6,788,559

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,846,508
Gross unrealized depreciation	(226,973)
Net unrealized appreciation	$4,619,535

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended September 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of its Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the period ended September 30, 2010, class specific expenses were as follows:

	Distribution Fees†	Transfer Agent Fees†
Class A	$16	$16
Class C	65	16
Class I	—	16
Class IS	—	39
Total	$81	$87

†	For the period September 7, 2010 (inception date) to September 30, 2010.

For the period ended September 30, 2010, waivers and/or reimbursements by class were as follows:

	Distribution Fees Waived†	Waivers/ Reimbursements†
Class A	—	$59
Class C	$48	11
Class I	—	66
Class IS	—	65,500
Total	$48	$65,636

†	For the period September 7, 2010 (inception date) to September 30, 2010.

Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report	23

6. Shares of beneficial interest

At September 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended September 30, 2010†
	Shares	Amount
Class A
Shares sold	8,333	$100,000
Net increase	8,333	$100,000

Class C
Shares sold	8,333	$100,000
Net increase	8,333	$100,000

Class I
Shares sold	8,333	$100,000
Net increase	8,333	$100,000

Class IS
Shares sold	9,802,467	$117,806,886
Shares repurchased	(59,378)	(739,682)
Net increase	9,743,089	$117,067,204

†	For the period September 7, 2010 (inception date) to September 30, 2010.

7. Income tax information and distributions to shareholders

During the period ended September 30, 2010, the Fund did not make any distributions.

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$443,156
Other book/tax temporary differences(a)	(32,434)
Unrealized appreciation (depreciation)(b)	4,619,535
Total accumulated earnings (losses) — net	$5,030,257

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24	Legg Mason BW Diversified Large Cap Value Fund 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason BW Diversified Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Diversified Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP

Baltimore, Maryland

November 16, 2010

Legg Mason BW Diversified Large Cap Value Fund	25

Board approval of management and

subadvisory agreements (unaudited)

At its August 2010 meeting, the Fund’s Board of Trustees (the “Board”) approved the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the subadvisory agreement (the “Advisory Agreement”) with Brandywine Global Investment Management, LLC (the “Adviser”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) met, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering the Management and Advisory Agreements, respectively. At such meeting the Independent Trustees received presentations from the Manager and the Adviser, as well as a memorandum from legal counsel.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund to approve the Agreements.

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Adviser under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the affairs of the other funds in the Legg Mason fund complex and the Manager’s role in coordinating the activities of the Adviser and those other funds’ other service providers. The Board’s evaluation of the services to be provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager to the Legg Mason fund complex had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own expanded compliance programs and the compliance program to be implemented for the Fund.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the funds in the Legg Mason fund complex and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the portfolio management strategy of the Fund’s portfolio managers and noted that the Adviser was committed to providing the resources necessary to assist the portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight to be provided by the Manager. The Board also considered information that it received and reviewed as a part of its annual evaluation of the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed composite performance information of the Adviser for managing accounts similar to the Fund relative to a benchmark index for each of the last ten years and for the one-, three-, five- and ten-year periods ended December 31, 2009. The Board noted that the Adviser had outperformed the benchmark in all but two of the last ten years and over each of the periods ended December 31, 2009. In addition, the Board noted the Adviser had exceeded the median performance of its peer group over each of the three-, five- and ten-year periods ended December 31, 2009.

26	Legg Mason BW Diversified Large Cap Value Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager and the subadvisory fee paid by the Manager to the Adviser in light of the nature, extent and quality of the management and advisory services expected to be provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. The Board also noted that the Manager had agreed it would forgo fees or reimburse expenses to the extent necessary to maintain specified expense levels (exclusive of interest, taxes, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs) and extraordinary expenses), until December 31, 2011 unless the Board consents to an earlier termination.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the expected total expense ratio (after foregoing fees or reimbursing expenses) with those of a relevant group of funds based upon the Fund’s expected classification by Lipper, Inc., which showed that the Fund’s Contractual Management Fee was competitive to below average and that the expected total expense ratio (after foregoing fees or reimbursing expenses) would be competitive to below average, depending upon the growth of assets achieved by the Fund. The Board considered the expected profitability of the Fund to Legg Mason and determined that the profitability was not excessive in light of the nature, extent and quality of the services to be provided to the Fund.

The Board noted that the breakpoints included as a part of the Contractual Management Fee provide for sharing of economies of scale with shareholders as the Fund’s assets grow. The Board also noted that as the Fund’s assets increase, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.

The Board considered other benefits expected to be received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of comparative fee information, as well as the nature, extent and quality of the services expected to be provided, the other benefits expected to be received by the Manager and its affiliates and the Manager’s commitment to the Fund and expected profitability, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the approval of each Agreement is in the best interest of the Fund.

Legg Mason BW Diversified Large Cap Value Fund	27

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees[1]

Ruby P. Hearn

Year of birth	1940
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Arnold L. Lehman

Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Robin J.W. Masters

Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Jill E. McGovern

Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

28	Legg Mason BW Diversified Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d

Arthur S. Mehlman

Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.

G. Peter O’Brien

Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

S. Ford Rowan

Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Robert M. Tarola

Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Executive Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason BW Diversified Large Cap Value Fund	29

Interested Trustees[3]

Mark R. Fetting

Year of birth	1954
Position with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	None

David R. Odenath

Year of birth	1957
Position with Trust	President and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008; formerly: President of Prudential Annuities (2002 to 2008); Executive Vice President (2003 to 2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003 to 2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003 to 2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999 to 2003) of Prudential Investments; Senior Vice President (1999 to 2008) of Prudential Financial, Inc.; Senior Vice President (1993 to 1999) of PaineWebber Group, Inc. (investment banking).
Number of funds in fund complex overseen by Trustees	16
Other directorships held by Trustee during past five years	None
Executive Officers

R. Jay Gerken, CFA Legg Mason 620 Eight Avenue, New York NY 10018

Year of birth	1951
Position(s) with Trust	Vice President
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

30	Legg Mason BW Diversified Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Trustees Committee (chair: Arnold Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Mark R. Fetting

Chairman

David R. Odenath

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data

Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012987 11/10 SR10-1235

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2009 and September 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2009 and $6,667 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ DAVID R. ODENATH
(David R. Odenath)
President and Trustee of
Legg Mason Global Asset Management Trust

Date:	November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID R. ODENATH
(David R. Odenath)
President and Trustee of
Legg Mason Global Asset Management Trust

Date:	November 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Global Asset Management Trust

Date:	November 22, 2010